SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CRM Mutual Fund Trust

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LETTER FROM THE PRESIDENT

CRM Mutual Fund Trust

c/o Cramer Rosenthal McGlynn, LLC

300 First Stamford Place, Suite 440

Stamford, Connecticut 069026

December 6, 2024

Dear Shareholder,

A special meeting of the shareholders of CRM Mutual Fund Trust (the “Trust”) will be held on Wednesday, January 22, 2025 at 1:00 p.m., Eastern time (the “Special Meeting”). The Trust’s Board of Trustees (the “Board”) is seeking your vote to elect as Trustees the four nominees identified in the enclosed Proxy Statement. The Board recommends that Shareholders vote FOR the proposal.

To ensure your representation at the Special Meeting, you may vote in one of four ways – by phone, by the internet, by mailing your proxy card, or in person at the Special Meeting. The enclosed Proxy Statement describes the voting process for Shareholders. The proxy votes will be reported at the Special Meeting. Please submit your proxy via the internet, phone or mail as soon as possible. If you will attend the Special Meeting and vote in person, please let us know by calling toll-free at (800) 758-5880. Representatives will be available to assist you Monday through Friday from 9:00 a.m. to 9:00 p.m., Eastern time. Specific instructions for these voting options can be found on the enclosed proxy card. Whether or not you plan to be present at the Special Meeting, your vote is important and you are, therefore, strongly encouraged to take advantage of one of the available voting methods.

We look forward to receiving your proxy so that your shares may be voted at the Special Meeting.

Sincerely,

/s/ Christopher C. Barnett

Christopher C. Barnett

President

CRM Mutual Fund Trust

CRM Small Cap Value Fund

CRM Small/Mid Cap Value Fund

CRM Mid Cap Value Fund

CRM All Cap Value Fund

CRM Long/Short Opportunities Fund

c/o Cramer Rosenthal McGlynn, LLC

300 First Stamford Place, Suite 440

Stamford, Connecticut 06902

Important Notice Regarding Availability of Proxy Materials for the

Special Meeting of Shareholders to be held on January 22, 2025:

This Proxy Statement is Available online at the Following Website:

https://vote.proxyonline.com/crm/docs

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders of CRM Mutual Fund Trust (the “Trust”):

Notice is hereby given that a special meeting of the shareholders of the Trust (the “Special Meeting”) will be held on Wednesday, January 22, 2025 at the offices of the Trust’s administrator, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio, at 1:00 p.m., Eastern time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To elect four nominees to the Board of Trustees (the “Board”), as described in the accompanying Proxy Statement (the “Proposal”).

2.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

The Board recommends you vote FOR each nominee to the Board of Trustees identified in this Proxy Statement. The Board has fixed the close of business on November 29, 2024 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Copies of these proxy materials, including this notice of the Special Meeting, the Proxy Statement, and the proxy card, are also available to you at https://vote.proxyonline.com/crm/docs. Information on how to obtain directions to attend the Special Meeting and vote in person can be obtained by calling (800) 758-5880. Representatives will be available to assist you Monday through Friday from 9:00 a.m. to 9:00 p.m., Eastern time. If you will attend the Special Meeting and vote in person, please let us know by calling toll-free at (800) 758-5880.

If the necessary quorum to transact business, or the vote required to approve the Proposal, is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies.

This notice and the accompanying proxy materials are first being sent to Shareholders on or about December 9, 2024.

YOUR VOTE IS IMPORTANT - PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Special Meeting. If you attend the Special Meeting, you may vote your shares in person. However, we urge you, whether or not you expect to attend the Special Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or internet. We ask for your cooperation in voting your proxy promptly.

If you need assistance or have any questions regarding the Proposal or how to vote your shares, please call EQ Fund Solutions, our proxy solicitor, at (800) 758-5880. Representatives will be available to asset you Monday through Friday from 9:00 a.m. to 9:00 p.m., Eastern time.

By Order of the Board of Trustees,

/s/ Karen Jacoppo-Wood

Karen Jacoppo-Wood

Secretary

CRM Mutual Fund Trust

December 6, 2024

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSAL

We encourage you to carefully read the entire text of the Proxy Statement. In the paragraphs below, we provide you with a brief overview of the Proxy Statement using a question-and-answer format.

Why am I receiving these materials?

You are receiving these materials because on November 29, 2024, you owned shares of one or more series (each a “Fund” and together the “Funds”) of CRM Mutual Fund Trust (the “Trust”) overseen by the Trust’s Board of Trustees (the “Board”), as listed below. The enclosed document is a proxy statement concerning the election of nominees to the Board. As a shareholder of a Fund, you are being asked to elect four nominees to the Board, who will replace the current Trustees. Mr. F. Gregory Ahern and Mr. Rodney P. Wood are current Trustees of the Trust and are expected to resign as Trustees on January 22, 2025 contemporaneously with the effectiveness of the addition to the Board of the four nominees. In response to a proposal made by Trust management to benefit the Funds and their shareholders by lowering expenses, Mr. Ahern and Mr. Wood are nominating these new Trustees, and stepping down themselves, to facilitate the proposal. If shareholders elect the new Trustees, it is anticipated that the Funds will share, to some extent, fixed and variable overhead expenses as part of a shared operational and governance structure with fifteen other mutual funds of the Valued Advisers Trust (“VAT”). Trust management expects that this operational and governance structure change will result in an overall decrease in the total operating expenses of the Funds.

The Board unanimously recommends that you vote in favor of electing the four nominees.

Shareholders of the following Funds of the Trust are voting on these matters:

●	CRM Small Cap Value Fund

●	CRM Small/Mid Cap Value Fund

●	CRM Mid Cap Value Fund

●	CRM All Cap Value Fund

●	CRM Long/Short Opportunities Fund

Why am I being asked to vote on this proposal?

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Board may appoint trustees without a shareholder election only if, immediately after such appointment, at least two-thirds of the Trustees then in office have been elected by Fund shareholders. The planned addition of four new Trustees to replace the current Trustees, as nominated to and approved by the current Board at a meeting held on November 26, 2024, to serve as Independent Trustees of the Trust, requires shareholder approval under the 1940 Act.

What role does the Board play generally?

The Trustees serve as representatives of the Shareholders of each Fund and are generally responsible for governance and oversight of each Fund that operates as part of the Trust. The Trustees are fiduciaries and have an obligation to serve the best interests of Shareholders. The Trustees meet several times throughout the year to review the Funds’ performance, oversee the Funds’ operations, consider policy changes, and review and approve contractual arrangements between the Funds and companies that provide services to them, including the Funds’ investment adviser.

Who are the nominees for election to the Board?

The Board proposes that the following four nominees be elected to serve as new Independent Trustees of the Trust:

●	Martin A. Burns

●	Ira P. Cohen

●	Andrea N. Mullins

●	Susan J. Templeton

These nominees are the current members of the Board of Trustees of VAT.

What is the required vote to approve the Proposal?

In order to conduct the Special Meeting to elect the Trustee nominees, we must have a quorum present by proxy or in person. A quorum is forty percent (40%) of the outstanding shares entitled to vote. To elect a nominee, an affirmative vote of a plurality of the shares must be voted. That is, we must receive more “yes” votes than “no” votes. Each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. Shares of the Funds will be aggregated across all Funds in determining the results of the voting on the Proposal.

Where do I find information about the voting process?

Instructions on how to vote by telephone, over the internet, or by mail are set forth in the Proxy Statement and on the enclosed proxy card. If you still have questions, you may call EQ Fund Solutions, our proxy solicitor, toll-free at (800) 758-5880. Representatives will be available to assist you Monday through Friday from 9:00 a.m. to 9:00 p.m., Eastern time.

How do I vote my shares?

You may vote by telephone, on the internet, by mailing your proxy card, or in person at the Special Meeting. To vote by telephone or the internet, please follow the instructions listed on your proxy card. If you wish to vote by mail, please indicate your voting instructions on the enclosed proxy card, sign and date the proxy card, and return the proxy card by mail in the postage-paid envelope provided. If you will attend the Special Meeting and vote in person, please let us know by calling toll-free at (800) 758-5880. Representatives will be available to assist you Monday through Friday from 9:00 a.m. to 9:00 p.m., Eastern time.

How does the Board recommend that I vote?

After careful consideration, the Board unanimously recommends that you vote “FOR” the Proposal.

Please return this proxy whether or not you expect to be present at the Special Meeting. In order to conduct the Special Meeting, we must have a quorum present by proxy or in person. A quorum is forty percent (40%) of the outstanding shares entitled to vote.

Your proxy card provides three options, “yes,” “no,” and “abstain.” If you mark the “Yes” box or even if you simply sign and date the proxy card and return it in the envelope provided, your shares will be voted FOR the proposal. For the proposal to be approved, a plurality of the shares must be voted “Yes.” That is, we must receive more “yes” votes than “no” votes. You may also vote by telephone or via the internet using the instructions shown on the enclosed proxy card.

PLEASE READ AND COMPLETE THE ENCLOSED PROXY

To ensure your representation at the Special Meeting, you may vote in one of four ways – by phone, on the internet, by mailing your proxy card, or in person at the Special Meeting. To vote by telephone or the internet, please follow the instructions listed on your proxy card. To vote by mail, please indicate your voting instructions on the enclosed proxy card, sign and date the proxy card, and return the proxy card by mail in the postage-paid envelope provided. If you will attend the Special Meeting and vote in person, please let us know by calling toll-free at (800) 758-5880. As mandated by law, even if you return your signed and dated proxy you have two options to change your mind: (1) you may revoke your proxy and vote your shares in person, should you decide to attend the meeting in person or (2) you can change your vote by sending a proxy with a later date, either via the internet, by telephone, or by mail.

If you simply sign and date the proxy card but do not indicate a specific vote, your shares will be voted FOR the proposal and to grant discretionary authority to the two persons named as proxies.

The Board unanimously recommends that you vote “FOR” the Proposal.

PROXY STATEMENT

CRM Mutual Fund Trust

CRM Small Cap Value Fund

CRM Small/Mid Cap Value Fund

CRM Mid Cap Value Fund

CRM All Cap Value Fund

CRM Long/Short Opportunities Fund

c/o Cramer Rosenthal McGlynn, LLC

300 First Stamford Place, Suite 440

Stamford, Connecticut 06902

SPECIAL MEETING OF SHAREHOLDERS

To Be Held January 22, 2025

Introduction

The enclosed proxy is solicited by the Board of Trustees (the “Board”) of CRM Mutual Fund Trust (the “Trust”) for use at the Special Meeting of Shareholders (the “Special Meeting”) to be held on Wednesday, January 22, 2025 at 1:00 p.m., Eastern time, and any postponement or adjournment thereof, for action upon the matters set forth in the accompanying Notice of the Special Meeting of Shareholders (the “Notice”). Shareholders of record at the close of business on November 29, 2024 (the “Record Date”) are entitled to be present and to vote at the Special Meeting or any postponed or adjourned session thereof. The Notice, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about December 9, 2024.

The Trustees recommend that you vote:

1.	For the election of each nominee to the Board.

2.	In the discretion of the persons named as proxies in connection with any other matters that may properly come before the Special Meeting or any postponement or adjournment thereof.

As of the Record Date, the Trust offers five separate series of shares of the Trust (each, a “Fund” and collectively, the “Funds”). Shareholders of all Funds vote together as a single class on the election of Trustees. Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by your duly executed proxy will be voted in accordance with your instructions. If no instructions are made on a submitted proxy, the proxy will be voted FOR the election of each nominee. Information about the number of outstanding shares of each Fund as of the Record Date is included in Exhibit A to this Proxy Statement.

PROPOSAL 1

ELECTION OF TRUSTEE NOMINEES

Background

The Board is currently comprised of two Independent Trustees: F. Gregory Ahern and Rodney P. Wood. Mr. Ahern and Mr. Wood are each not an “interested person” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and are therefore referred to as Independent Trustees. Each of Mr. Ahern and Mr. Wood has been a Trustee of the Trust since 2017.

The 1940 Act requires that shareholders elect a fund’s trustees under certain circumstances. As a general matter, a board of trustees may fill vacancies as long as, after the board fills the vacancy, at least two-thirds of the trustees have been elected by shareholders. Mr. Ahern and Mr. Wood have previously been elected as Independent Trustees by Trust shareholders and have indicated to the Board their intention to resign from the Board on January 22, 2025 contemporaneously with the effectiveness of the addition to the Board of the four nominees. Therefore, neither Mr. Ahern nor Mr. Wood are standing for re-election as Trustees. At a meeting held on November 26, 2024, the current Trustees nominated for election the four nominees to serve on the Board of Trustees of the Trust. In response to a proposal made by Trust management to benefit the Funds and their shareholders by lowering expenses, Mr. Ahern and Mr. Wood are nominating these new Trustees, and stepping down themselves, to facilitate the proposal. If shareholders elect the new Trustees, it is anticipated that the Funds will share, to some extent, fixed and variable overhead expenses as part of a shared operational and governance structure with fifteen other mutual funds of the Valued Advisers Trust (“VAT”). Trust management expects that this operational and governance structure change will result in an overall decrease in the total operating expenses of the Funds.

The nominees are Martin A. Burns, Ira P. Cohen, Andrea N. Mullins and Susan J. Templeton, the current members of the Board of Trustees of VAT. Each of the nominees is not an “interested person” of the Trust as that term is defined in the 1940 Act (each referred to as an “Independent Nominee”). Each Independent Nominee was nominated by the Trust’s current Board members who are not “interested persons.” In order to meet the requirements of the 1940 Act, the Independent Nominees are being submitted for election by the shareholders of the Funds. If approved by shareholders at the Special Meeting, the current Trustees will resign as members of the Board, and the Independent Nominees will contemporaneously begin serving as members of the Board immediately following the Special Meeting.

The shareholders of the Funds are being asked to vote for the election of the Independent Nominees at the Special Meeting. If elected, each of the Independent Nominees will hold office during the continued lifetime of the Trust, until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. Each of the Independent Nominees has agreed to be named in the Proxy Statement and to serve as a Trustee if elected. However, if any Independent Nominee is not available for election at the time of the Special Meeting, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.

The Board of Trustees

The Funds are supervised by the Board. The Board is responsible for the general oversight of the Funds, including general supervision and review of the Funds’ investment activities and risk-management activities. The Board, in turn, elects the officers who are responsible for administering the Funds’ day-to-day operations. Each Trustee serves during the continued lifetime of the Trust, until the Trustee dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.  The Board held four (4) meetings during the Trust’s fiscal year ended June 30, 2024.

Board Committees

The Board of Trustees has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee held two (2) meetings during the Trust’s fiscal year ended June 30, 2024. The Governance Committee held two (2) meetings during the Trust’s fiscal year ended June 30, 2024. As noted below, through the committees, the Independent Trustees consider and address important matters involving the Funds, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet without the presence of management and are advised by independent legal counsel. The Board believes that the committee structure, and delegation to the committees of specified oversight responsibilities, help the Board more effectively to provide governance and oversight of the Funds’ affairs, including risk-management activities.

Audit Committee. The Audit Committee is comprised of the Independent Trustees. The Board has adopted a written charter for the Audit Committee. The Audit Committee, among other things, oversees the accounting and financial reporting policies and practices of the Funds, oversees the quality and integrity of the Funds’ financial statements, approves, and recommends to the Independent Trustees for their ratification, the engagement of the Funds’ independent registered public accounting firm, reviews and evaluates the accounting firm’s qualifications, independence and performance, and approves the compensation of the accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Funds by the Funds’ accounting firm.

Governance Committee. The Governance Committee is comprised of the Independent Trustees. The Board has adopted a written charter for the Governance Committee. The Governance Committee considers governance matters affecting the Board and the Funds. Among other responsibilities, the Governance Committee reviews the performance of the Independent Trustees as a whole, and reviews and recommends to the Board any appropriate changes concerning, among other things, the size and composition of the Board, the Board’s committee structure and the Independent Trustees’ compensation. The Governance Committee also makes recommendations to the Board on matters delegated to it. The Governance Committee’s purposes, duties and powers are set forth in its written charter, which is included as Exhibit B to this Proxy Statement.

In addition, the Governance Committee screens potential candidates for Independent Trustees. Among other responsibilities, the Governance Committee considers the standards or qualifications for Independent Trustee nominees and evaluates individuals believed to be qualified to become Independent Trustees of the Trust. The Governance Committee also reviews the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any Trustee, the Funds’ investment adviser or another person and makes a recommendation as to the qualifications of such nominated or recommended person to the Board, and reviews periodically the procedure, if any, regarding candidates submitted by shareholders. The Governance Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Trustees to possess (other than qualities or skills that may be required by applicable law or regulation). In identifying and evaluating a person as a potential nominee to serve as a Trustee of the Trust, the Committee takes into account all factors it considers relevant, including without limitation relevant industry and related experience, demonstrated capabilities, independence, commitment, reputation, education, background, diversity, understanding of the investment business, and understanding of business and financial matters generally. In addition, the Committee may consider any additional specific factors the Committee may believe to be important at the time it considers appointment of a new trustee candidate. The Governance Committee does not have a formal policy for considering nominees for the position of Trustee recommended by the Funds’ shareholders. Nonetheless, the Governance Committee may on an informal basis consider any investor recommendations of possible Trustees that are received. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Governance Committee will, in addition to any shareholder recommendations, evaluate candidates identified by other means, including candidates proposed by Independent Trustees or management. While it has not done so in the past, the Governance Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

If the Independent Nominees are elected to serve as Trustees, it is expected that the Board will have two standing committees, an Audit Committee and a Governance and Nominating Committee, that perform functions comparable to those of the current Audit Committee and Governance Committee, respectively. Each committee would be comprised of all of the Independent Nominees.

Trustee Qualifications

Each Independent Nominee was nominated by the Trust’s Governance Committee to serve on the Board based on their particular experiences, qualifications, attributes and skills. Generally, no one factor was decisive and, among the factors the Board considered when concluding that the Independent Nominee should serve on the Board were the following: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s likely ability to work effectively with the other members of the Board; (3) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board; and (4) how the individual would enhance the diversity of the Board. In respect of each Independent Nominee, the individual’s prior experience was a significant factor in the determination that the individual should serve as a Trustee.

Trustee Nominees

Below is a summary of the specific experience, qualifications, attributes or skills of each Independent Nominee and the reason why he or she was nominated to serve as Trustee:

Martin A. Burns - Mr. Burns has over 40 years of financial services expertise in consumer and commercial banking and the domestic and global pooled investment industries. His experiences include executive operations management, valuation and distribution practices, regulatory implementation and compliance, cybersecurity, and industry advocacy for registered investment companies. Mr. Burns was selected to serve as a Trustee based primarily on his considerable knowledge of the mutual fund industry, including the regulatory framework under which the Trust must operate.

Ira P. Cohen – Mr. Cohen has over 43 years of experience in the financial services industry, including in an executive management role. He was selected to serve as Trustee of the Trust based primarily on his likely understanding of the Trust’s operations and investments.

Andrea N. Mullins – Ms. Mullins has over 30 years of experience in the mutual fund industry, including experience in management, accounting and financial reporting.

Susan J. Templeton – Ms. Templeton has over 40 years of experience in the financial services industry, including extensive experience in executive management roles relating to the operations of mutual funds and similar products.

If the Funds’ shareholders approve the Proposal, it is expected that Ms. Andrea N. Mullins will become Chairperson of the Board based on her strengths, background, experience, and ability to serve in the capacity of Chairperson of the Board. None of the Independent Nominees are related to any other Independent Nominee or officer of the Funds.

The following table includes additional information regarding the Independent Nominees.

Independent Nominees
Name, Address*, (Age), Position with Trust, Number of Funds in Fund Complex to be Overseen by Trustee**, Term of Position with Trust***	Principal Occupation During Past 5 Years	Other Directorships
Martin A. Burns (67) Independent Nominee	Current: Principal, Owner, and Sole Member, ActioCon LLC (asset management consulting) (since November 2021). Previous: Chief Industry Operations Officer, Investment Company Institute (2015 to 2022).	Trustee, Valued Advisers Trust (fifteen portfolios) (since June 2024).

Independent Nominees
Name, Address*, (Age), Position with Trust, Number of Funds in Fund Complex to be Overseen by Trustee**, Term of Position with Trust***	Principal Occupation During Past 5 Years	Other Directorships
Ira P. Cohen (65) Independent Nominee	Current: Independent financial services consultant (since February 2005); Executive Vice President of Asset Management Services, Recognos Financial (since August 2015).	Trustee, Valued Advisers Trust (fifteen portfolios) (since June 2010); Trustee and Audit Committee Chairman, Apollo Diversified Real Estate Fund (since March 2022); Trustee, Chairman and Nominating and Governance Committee Chairman, Angel Oak Funds Trust (since October 2014) (7 portfolios); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Strategic Credit Fund (since December 2017); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Financial Strategies Income Term Trust (since May 2019); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Credit Opportunities Term Trust (since January 2021); Trustee and Nominating and Governance Committee Chairman, U.S. Fixed Income Trust (since March 2019).
Andrea N. Mullins (57) Independent Nominee	Current: Private investor; Independent Contractor, SWM Advisors (since April 2014).	Trustee, Valued Advisers Trust (fifteen portfolios) (since March 2017); Trustee, Angel Oak Funds Trust (since February 2019) (7 portfolios); Trustee, Angel Oak Strategic Credit Fund (since February 2019); Trustee, Angel Oak Financial Strategies Income Term Trust (since May 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since January 2021); Trustee and Audit Committee Chair, NXG NextGen Infrastructure Income Fund (since November 2021); Trustee and Audit Committee Chair, NXG Cushing Midstream Energy Fund (since November 2021).
Susan J. Templeton (68) Independent Nominee	Current: Independent Director, Claridges Trust Company (since 2015); Advisory Board Member, Morningstar, Inc. (since 2023); Advisory Board Member, Seyen Capital (since 2017).

	Previous: Vice Chair, Sebold Capital Management (2019 to 2023); Founder, Chief Executive Officer and Chief Investment Officer, Stafford Wells Advisors, Inc. (2008 to 2019).	Trustee, Valued Advisers Trust (fifteen portfolios) (since June 2024).

*	The address for each Independent Nominee is c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this Proxy Statement, the Trust consists of 5 funds. If elected by shareholders of the Trust, the Independent Nominees will oversee all portfolios of the Trust and any new portfolios added to the Trust in the future.

***	Not applicable.

Officers of the Trust

The following table provides information regarding the Trust’s Officers.

Name, Address, Age, Position with Trust, Term of Position with Trust***	Principal Occupation During Past 5 Years
Christopher C. Barnett, 52* President and Chief Executive Officer since 2024	Co-Chief Executive Officer and Managing Member, CRM (since October 2019)
Laura Szalyga, 46** Treasurer and Principal Financial Officer since 2021	Vice President, Fund Administration, Ultimus Fund Solutions, LLC (formerly Gemini Fund Services, LLC) (“Ultimus”) (since 2015).
Chad M. Bitterman, 52** Chief Compliance Officer since 2021	Compliance Officer, Northern Lights Compliance Services, LLC (since 2010).
Karen Jacoppo-Wood, 58** Secretary since 2022	Senior Vice President, Associate General Counsel, Ultimus (since 2022); Managing Director and Managing Counsel, State Street Bank and Trust Company (“State Street”) (2019 – 2022); Vice President and Managing Counsel, State Street (2014 – 2019).

*	The address for Christopher Barnett is 300 First Stamford Place, Suite 440, Stamford, CT 06902.

**	The address for each of Laura Szalyga, Chad Bitterman, and Karen Jacoppo-Wood is c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

***	Each officer serves until his or her resignation is accepted by the Trustees, and his or her successor is chosen, elected and qualified, or until the officer sooner dies or is removed.

Compensation of Trustees

Each current Independent Trustee of the Trust receives an annual retainer of $60,000 for service on the Board. Each current Independent Trustee is also reimbursed for all out-of-pocket expenses relating to attendance at Board meetings.

Anticipated Expense Reduction

If shareholders elect the new Trustees, it is anticipated that the Funds will share, to some extent, fixed and variable overhead expenses as part of a shared operational and governance structure with fifteen other mutual funds of the Valued Advisers Trust.  Trust management expects that this operational and governance structure change will result in an overall decrease in the total operating expenses of the Funds over time due to savings realized in independent counsel fees, trustee compensation and insurance premiums.

Independent Nominees’ Ownership of Interests in, or other Business Relationships with, the Trust’s Adviser or the Trust’s Distributor

As of November 29, 2024, no current Independent Trustee or Independent Nominee, nor any of his or her immediate family members, had any ownership position in Cramer Rosenthal McGlynn, LLC, the Funds’ investment adviser (the “Adviser”) or ALPS Distributors, Inc., the distributor and principal underwriter for the Funds (the “Distributor”), or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor.

No Independent Trustee or Independent Nominee purchased or sold securities of the Adviser or its affiliates or the Distributor or its affiliates since the beginning of the Trust’s most recently completed fiscal year.

ADDITIONAL INFORMATION REGARDING SHAREHOLDERS AND VOTING REQUIREMENTS

Record Date. The Board has fixed the close of business on November 29, 2024 as the Record Date for the determination of the shareholders of the Trust entitled to 59,354,125.300 shares of beneficial interest of the Trust outstanding. All full shares of the Trust are entitled to one vote, with proportionate voting for fractional shares.

Please see Exhibit C to this Proxy Statement for tables showing the aggregate dollar range of each Fund’s shares and of all series within the Trust, beneficially owned by each Independent Nominee and the current Trustees as of November 29, 2024. As of November 29, 2024, all Trustees, Independent Nominees and Officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Trust.

Please see Exhibit D to this Proxy Statement for a list of persons reflected on the books and records of the Funds as owning of record 5% or more of the outstanding shares of any class of a Fund as of November 29, 2024. As defined under the 1940 Act, shareholders owning more than 25% of the shares of the Trust are considered to “control” the Trust. Persons controlling the Trust may be able to determine or significantly influence the outcome of any proposal submitted to the shareholders for approval. To the knowledge of the Trust, no other person owns (of record or beneficially) 5% or more of the outstanding shares of any class of shares of a Fund.

Quorum: In order to conduct the Special Meeting to elect the Independent Nominees, we must have a quorum present by proxy or in person. A quorum is forty percent (40%) of the outstanding shares entitled to vote. To elect an Independent Nominee, an affirmative vote of a plurality of the total votes cast is required. Votes to “Abstain” will be considered present for purposes of determining the existence of a quorum and determining the number of shares represented at the Special Meeting. However, votes to abstain are not counted as “yes” votes or “no” votes. Assuming that a quorum is represented, whether an Independent Nominee gets more yes votes than no votes will determine whether the Independent Nominee will be elected.

If some, but not all, of the Independent Nominees are elected by the shareholders, then the Independent Nominees who are not elected by the shareholders will not serve on the Board, and each Independent

Nominee who is elected by the shareholders will hold office during the continued lifetime of the Trust, until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed. In addition, Trustees who are elected by the shareholders would have the authority to fill any vacancy on the Board by appointing another Trustee at their discretion, subject to the requirements of the 1940 Act. If none of the Independent Nominees are approved by the shareholders, then the Board will consider possible alternative arrangements, including filing another proxy statement and submitting another slate of nominees to serve as Trustees.

No business other than the matter described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the proxies will vote thereon according to their best judgment in the interest of the Trust.

ADDITIONAL INFORMATION REGARDING OPERATION OF THE TRUST

The Trust is an open-end investment company established under the laws of the State of Delaware by an Amended and Restated Agreement and Declaration of Trust dated November 9, 2015, as may be amended (the “Trust Agreement”). The Trust’s principal executive offices are located at 300 First Stamford Place, Suite 440, Stamford, Connecticut 06902. The Board supervises the business activities of the Trust.  Like other mutual funds, the Trust retains various organizations to perform specialized services.

Investment Adviser.

Cramer Rosenthal McGlynn, LLC, 300 First Stamford Place, Suite 440, Stamford, Connecticut 06902, serves as the investment adviser to the Funds.

Administrator, Fund Accountant and Transfer Agent.

Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 (“Ultimus”), serves as administrator, fund accountant and transfer agent for the Funds.

Distributor.

ALPS Distributors, Inc., 1290 Broadway, Denver, Colorado 80203 (“ALPS”), serves as the distributor for shares of the Funds.

Custodian.

The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, serves as the Funds’ custodian.

Independent Registered Public Accounting Firm.

Tait, Weller & Baker LLP, Two Liberty Place, 50 S. 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102 (“Tait Weller”), serves as the independent registered public accounting firm to the Funds. Representatives of Tait Weller are not expected to be present at the Special Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. Information regarding audit fees, audit-related fees, tax fees, and other fees billed by Tait Weller during the last two fiscal years for the Trust is included in Exhibit E to this Proxy Statement.

Audit Fees. Audit fees are for professional services rendered by Tait Weller for the audit of each Fund’s annual financial statements and for services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. There were no fees billed to any Fund in either of the last two fiscal years for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” (together, “Audit-Related Services”). With respect to engagements that related directly to the operations or financial reporting of the Trust, there were no fees billed by Tait Weller for Audit-Related Services to the Adviser or to any entity controlling, controlled by or under comment control with the Adviser that provides ongoing services to the Trust (together referred to as “Affiliated Service Providers”) for each of the last two fiscal years.

Tax Fees. Tait Weller prepared each Fund’s income tax returns and reviewed each Fund’s excise tax returns for the two most recent fiscal years.

Other Fees. There were no fees billed to any Fund in each of the last two fiscal years for other products and services by Tait Weller, other than the services reported above (together, “Other Fees”). With respect to engagements that related directly to the operations or financial reporting of the Trust, Tait Weller did not bill the Adviser or Affiliated Service Providers for Other Fees in either of the last two fiscal years.

Audit Committee Pre-Approval Policies and Procedures. The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence. All of the non-audit fees, which consisted of the tax fees described above and on Exhibit E to this Proxy Statement, were pre-approved by the Audit Committee.

Legal Counsel and Independent Trustees’ Counsel.

Legal Counsel. Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110, serves as counsel to the Funds.

Independent Trustees’ Counsel. Ropes & Gray LLP, 1211 Avenue of the Americas, New York, New York 10036, serves as counsel to the Independent Trustees of the Funds.

OTHER MATTERS

Communications with the Board of Trustees

Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Trust, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Any shareholder communication must be in writing and be signed by the shareholder. The Secretary will review and organize all properly submitted shareholder communications. The Secretary will either (i) provide a copy of the communication to the Board at its next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt.

The Proxy

The Board will solicit proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Special Meeting. A proxy for voting your shares at the Special Meeting is enclosed. The shares represented by each valid proxy received on time will be voted at the Special Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted in favor of the Independent Nominees. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Special Meeting. If you have more than one account, you should submit a proxy for each account. If you do not receive a proxy for each account, please call EQ Fund Solutions, our proxy solicitor, toll-free at (800) 758-5880. Representatives will be available to assist you Monday through Friday from 9:00 a.m. to 9:00 p.m., Eastern time.

Legal Proceedings

The Trust is not aware of any proceedings to which any Trustee or Independent Nominee, or any affiliate of such Trustee or Independent Nominee, is a party adverse to the Trust.

Shareholder Proposals

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Any shareholder proposals to be included in the proxy statement for the Trust’s next meeting of shareholders must be received by the Trust within a reasonable period of time before the Trust begins to print and send its proxy materials.

Cost of Solicitation

The Trust will bear the costs associated with the election of Trustees including any solicitation and any adjourned sessions. Solicitation may be undertaken by mail, telephone, facsimile and personal contact. The Trust has engaged EQ Fund Solutions to solicit proxies from brokers, banks, other institutional holders and individual shareholders. Total fees for the proxy, including legal fees, are expected to be approximately $106,000. These fees will be borne by the Funds.

Proxy Delivery - Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on January 22, 2025

The Trust may only send one Proxy Statement to shareholders who share the same address unless the Trust has received different instructions from one or more of the shareholders. The Trust will promptly deliver to a shareholder, upon oral or written request, a separate copy of the Proxy Statement to the shared address to which a single copy of this Proxy was delivered. By calling or writing the Trust, a shareholder may request separate copies of future proxy statements, or if the shareholder is receiving multiple copies of the Proxy Statement now, may request a single copy in the future. To request a paper or email copy of the Proxy Statement, please call EQ Fund Solutions, our proxy solicitor, toll-free at (800) 758-5880. Representatives will be available to assist you Monday through Friday from 9:00 a.m. to 9:00 p.m., Eastern time. A copy of the Notice, the Proxy Statement and a proxy card are also available at https://vote.proxyonline.com/crm/docs.

To Request a Copy of a Fund’s Most Recent Shareholder Report

The most recent annual and semi-annual reports to shareholders of the Funds (when available) will be provided to shareholders at no cost. To request a report, please (i) visit the Funds’ website at www.crmfunds.com, (ii) call the Funds at 800-CRM-2883; or (iii) write to the CRM Funds, c/o Ultimus Fund Solutions, LLC, 4221 N. 203rd Street, Suite 100, Elkhorn, Omaha, Nebraska 68022.

EXHIBIT A

Outstanding Shares As of the Record Date, of Each Class of Each Fund

As of the Record Date, each class of each Fund had the following number of shares outstanding:

Fund	Total Fund Shares Outstanding	Institutional Shares Outstanding	Investor Shares Outstanding
CRM Small Cap Value Fund	4,828,999.973	2,866,533.314	1,962,466.659
CRM Small/Mid Cap Value Fund	14,113,699.084	12,382,681.226	1,731,017.858
CRM Mid Cap Value Fund	14,923,630.929	8,857,328.848	6,066,302.081
CRM All Cap Value Fund	3,156,926.637	2,266,003.861	890,922.776
CRM Long/Short Opportunities Fund	22,330,868.677	22,330,868.677	--

EXHIBIT B

CRM Mutual Fund Trust

Governance Committee Charter

Function. The function of the Governance Committee of the Board of Trustees of CRM Mutual Fund Trust (the “Trust”) is to address governance matters affecting the Board and the Trust, to nominate potential candidates for Independent Trustees (as defined below) and to review and recommend changes to the compensation paid to the Board. The Governance Committee shall be comprised exclusively of Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust (“Independent Trustees”).

Governance Responsibilities

The primary responsibilities of the Committee with respect to governance matters are the following:

1.	to review the performance of the Independent Trustees as a whole, including the annual self-assessment process of the Board;

2.	to address governance issues relating to the Independent Trustees, including the development of policies and procedures addressing matters which should come before the Governance Committee in the proper exercise of its duties;

3.	to review the size and composition of the Board, the Board’s committee structure, the membership of each committee and the chairpersons thereof, and the Independent Trustees’ compensation, and to recommend to the Board appropriate changes to any of the foregoing;

4.	to act as a forum in which ad hoc issues that appropriately are addressed by the Independent Trustees acting alone can be raised and assigned to an appropriate committee;

5.	to review, at least annually, the engagement of outside counsel to the Trust and the Funds and of counsel to the Independent Trustees, including fees and expenses and the independence of counsel to the Independent Trustees;

6.	to review from time to time industry “recommended practices,” and to recommend to the Board, as the Governance Committee deems appropriate, any changes to the Board’s operation or organization necessary to comply with such “recommended practices;” and

7.	to act on such other matters as the Governance Committee deems necessary or appropriate or as the Board of Trustees delegates to the Governance Committee.

Nomination Responsibilities

The primary responsibilities of the Committee with respect to the nomination of potential candidates for Trustees:

1.	To consider standards or qualifications for Independent Trustee nominees and evaluate individuals believed to be qualified to become Independent Trustees of the Trust; and

2.	To identify, consider and recommend to the Board nominees for election or appointment.

Implementation of Nomination Responsibilities.

In evaluating a person as a potential nominee to serve as a Trustee of the Trust, the Committee shall take into account all factors it considers relevant, including without limitation relevant industry and related experience, demonstrated capabilities, independence, commitment, reputation, education, background, diversity, understanding of the investment business, and understanding of business and financial matters generally. In addition, the Committee may consider any additional specific factors the Committee may believe to be important at the time it considers appointment of a new trustee candidate.

The Committee performs these functions to assist the Board and the Independent Trustees in carrying out their fiduciary responsibilities and the requirements of the 1940 Act and the rules thereunder with respect to the selection and nomination of Independent Trustees. The Committee shall be responsible for the selection and nomination of any person to serve as Trustee of the Trust. Nomination of any person to serve on the Board shall initially be acted upon by the Independent Trustees and then the entire Board.

The Committee may consider candidates suggested by the Funds’ investment adviser. However, the decision to approve candidates for submission to the Board shall be made exclusively by the Committee.

The Committee shall have the authority to retain and terminate a search firm to identify or investigate the qualifications of Trustee nominees, including the authority to approve the search firm’s fees and other retention terms. The Committee is empowered, without further action by the Board, to cause the Funds to pay the compensation of any search firm engaged by the Committee.

The Committee may consider nominees recommended by Fund shareholders as it deems appropriate and may adopt procedures to be followed by Fund shareholders who wish to submit candidates for consideration.

General. The appropriate officers of the Trust shall provide or arrange to provide such information, data, and services as the Committee may request. Subject to the agreement of a majority of the Independent Trustees, the Committee shall have the authority to engage, at the Funds’ expense, independent counsel and other experts and consultants whose expertise the Governance Committee considers necessary or appropriate to carry out its responsibilities.

The Governance Committee shall be comprised of all of the Independent Trustees. One of the members of the Committee shall be designated by the Committee as the Committee’s Chairperson. The Chairperson shall preside over meetings of the Committee.

All actions by the Committee shall be taken by a majority of the members of the Committee, regardless of the number of members of the Committee actually present at such meeting. Any action permitted to be taken by the Committee may be taken by written action signed by at least a majority of the members of the Committee. The Committee may delegate any portion of its authority or responsibilities to a sub-committee of one or more members.

Meetings. The Governance Committee shall meet with such frequency as the members of the Governance Committee shall determine to be appropriate. Meetings of the Governance Committee shall be open only to the Independent Trustees and such other individuals as the Chairperson(s) elect to invite.

The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

Approval of Charter. This Charter and any amendments are subject to approval by the Independent Trustees and the Board.

Limitation on Committee Responsibility. For the avoidance of all doubt, nothing in this Charter is intended to increase the liability of the members of the Committee beyond that which would exist were this Charter not adopted and approved.

Approved: March 14, 2019

EXHIBIT C

Trustee Beneficial Equity Ownership of Fund Shares

The following tables contain specific information about the dollar range of equity securities beneficially owned by each Independent Nominee as of November 29, 2024 in each Fund.

Independent Nominees:

Fund Name	Independent Nominees/ Dollar Range of Fund’s Shares
	Martin A. Burns	Susan J. Templeton	Ira P. Cohen	Andrea N. Mullins
CRM Small Cap Value Fund	$0	$0	$0	$0
CRM Small/Mid Cap Value Fund	$0	$0	$0	$0
CRM Mid Cap Value Fund	$0	$0	$0	$0
CRM All Cap Value Fund	$0	$0	$0	$0
CRM Long/Short Opportunities Fund	$0	$0	$0	$0

EXHIBIT D

Principal Holders of Fund and Class Shares

Set forth below as of November 29, 2024 is the name, address and share ownership of each person with record ownership of 5% or more of a class of a Fund and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of the Fund as a whole. Except as identified below, no person with record ownership of 5% or more of a class of a Fund is known by the Trust to have beneficial ownership of such shares.

NAME AND ADDRESS	% OF SHARES OWNED	NATURE OF OWNERSHIP
CRM SMALL CAP VALUE FUND - INVESTOR CLASS
Charles Schwab & Co Inc. Special Custody Account For the Benefit of Customers ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	13.96%	Record
SEI Private Trust Company C/O M&T Bank 337 ATTN: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	10.44%	Record
National Financial Services Corp. (FBO) Our Customers ATTN: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	8.68%	Record
Saxon & Co. (FBO) Our Customers P.O. Box 7780-1888 Philadelphia, PA 19182	5.46%	Record
CRM SMALL CAP VALUE FUND - INSTITUTIONAL CLASS
National Financial Services Corp. (FBO) Our Customers ATTN: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	24.05%	Record
Capinco C/O US Bank, NA 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212	17.62%	Record
Charles Schwab & Co Inc. Special Custody Account For the Benefit of Customers ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	13.93%	Record
McGlynn Revocable Trust 3 Cedar Place Garden City, NY 11530	11.07%	Record

NAME AND ADDRESS	% OF SHARES OWNED	NATURE OF OWNERSHIP
Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	6.80%	Record
CRM SMALL/MID CAP VALUE FUND - INVESTOR CLASS
National Financial Services Corp. (FBO) Our Customers ATTN: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	27.14%	Record
Charles Schwab & Co Inc. Special Custody Account For the Benefit of Customers ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	26.65%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	8.42%	Record
Diane Siegel 1521 Alton Road, Suite 676 Miami Beach, FL 33139	7.53%	Record
SEI Private Trust Company C/O M&T Bank 337 ATTN: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	5.99%	Record
Chicago Metra 457 c/o MissionSquare Retirement 547 W Jackson Boulevard, 12th Floor Chicago, IL 60661	5.46%	Record
CRM SMALL/MID CAP VALUE FUND - INSTITUTIONAL CLASS
Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	44.17%	Record
National Financial Services Corp. (FBO) Our Customers ATTN: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	24.94%	Record
CRM MID CAP VALUE FUND - INVESTOR CLASS
National Financial Services Corp. (FBO) Our Customers ATTN: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	50.68%	Record
Voya Retirement Insurance and Annuity Company One Orange Way B3N Windsor, CT 06095-4774	14.85%	Record

NAME AND ADDRESS	% OF SHARES OWNED	NATURE OF OWNERSHIP
Charles Schwab & Co Inc. Special Custody Account For the Benefit of Customers ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	11.81%	Record
Massachusetts Mutual Life Insurance Co. 1295 State Street Springfield, MA 01060	5.04%	Record
CRM MID CAP VALUE FUND - INSTITUTIONAL CLASS
National Financial Services Corp. (FBO) Our Customers ATTN: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	24.96%	Record
John Hancock Trust Company LLC 200 Berkeley Boston, MA 02116	23.59%	Record
Charles Schwab & Co Inc. Special Custody Account For the Benefit of Customers ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	14.02%	Record
LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	11.83%	Record
Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103	5.01%	Record
CRM ALL CAP VALUE FUND - INVESTOR CLASS
SEI Private Trust Company C/O M&T Bank 337 ATTN: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	27.39%	Record
Sally Mattikow 239 Porto Vecchio Way Palm Beach Gardens, FL 33418	9.13%	Record
Jeremy B. Davidson 1755 York Avenue, Apt. 37A New York, NY 10128	8.77%	Record
Howard Sohn and Ann Sohn TTEES/HF & AM Sohn Trust U/A DTD 12/27/2010 17 Fawn Court San Anselmo, CA 94960-1125	7.69%	Beneficial

NAME AND ADDRESS	% OF SHARES OWNED	NATURE OF OWNERSHIP
National Financial Services Corp. (FBO) Our Customers ATTN: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	6.80%	Record
CRM ALL CAP VALUE FUND - INSTITUTIONAL CLASS
McGlynn Revocable Trust 3 Cedar Place Garden City, NY 11530	37.15%	Record
National Financial Services Corp. (FBO) Our Customers ATTN: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	10.44%	Record
SEI Private Trust Company C/O M&T Bank 337 ATTN: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	8.99%	Record
Oppenheimer & Company, Inc. FBO: Patricia A. Gonzalez Revolver IRA 9155 Fontainebleau Boulevard #9 Miami, FL 33172	7.50%	Record
Barbara Fields & Michael D Fields TTEES Barbara Fields 2017 Revocable Living Trust U/A DTD 05/15/2017 455 North End Avenue, Apt. 1116 New York, NY 10282	5.62%	Beneficial
CRM LONG/SHORT OPPORTUNITIES FUND - INSTITUTIONAL CLASS
J.P. Morgan Securities LLC Omnibus Account for the Exclusive Benefit of Customers ATTN: Mutual Fund Department 4 Chase Metrotech Center, 3rd Floor Brooklyn, NY 11245	92.62%	Record

EXHIBIT E

Audit Fees

The following table presents fees billed for professional audit services rendered by Tait Weller for the audit of the Funds’ annual financial statements for the past two fiscal years and for fees billed for other services rendered by Tait Weller to each Fund, as applicable.

Fund Name	Fiscal Year Ended	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
CRM Small Cap Value Fund	2024	$16,000	$0	$3,600	$0
CRM Small Cap Value Fund	2023	$16,000	$0	$3,600	$0
CRM Small/Mid Cap Value Fund	2024	$16,000	$0	$3,600	$0
CRM Small/Mid Cap Value Fund	2023	$16,000	$0	$3,600	$0
CRM Mid Cap Value Fund	2024	$16,000	$0	$3,600	$0
CRM Mid Cap Value Fund	2023	$16,000	$0	$3,600	$0
CRM All Cap Value Fund	2024	$16,000	$0	$3,600	$0
CRM All Cap Value Fund	2023	$16,000	$0	$3,600	$0
CRM Long/Short Opportunities Fund	2024	$16,000	$0	$3,600	$0
CRM Long/Short Opportunities Fund	2023	$16,000	$0	$3,600	$0

PROXY CARD

VOTER PROFILE:
Voter ID: XXXXXXXX	Security ID:	XXXXXXXXX
Shares to Vote:	Household ID:	000000000

VOTE REGISTERED TO:

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

VOTER CONTROL NUMBER: XXXX XXXX XXXX

CRM MUTUAL FUND TRUST

“FUND NAME HERE”

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 22, 2025

The undersigned hereby appoints Christopher C. Barnett and Karen Jacoppo-Wood each of them, proxies of the undersigned with full power of substitution to vote all shares of the above-mentioned Fund that the undersigned is entitled to vote at the Fund’s Special Meeting of Shareholders (“Meeting”) to be held on Wednesday, January 22, 2025 at the offices of the Trust’s administrator, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio, at 1:00 p.m., Eastern time or any adjournment thereof.

The votes entitled to be cast by the undersigned will be voted as instructed on the reverse side. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement (the terms of which are incorporated by reference herein) and revokes any proxy previously given with respect to the Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 22, 2025. The proxy statement and the accompanying Notice of Special Meeting of Shareholders are available at:

https://vote.proxyonline.com/CRM/docs

Do you have questions?

If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 758-5880. Representatives are available to assist you Monday through Friday, from 9 a.m. to 10 p.m., Eastern time.

SHAREHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number listed above is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner other than this proxy.

PROXY CARD

“FUND NAME HERE”

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. If joint owners, EITHER may sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Board of Trustees of CRM Mutual Fund Trust (the “Board”). The Board unanimously recommends that you vote “FOR” the proposal. The proxy will be voted as specified by the undersigned. If no specification is made for the proposal, this proxy shall be voted FOR. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING:

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

Proposal:	FOR	WITHHOLD

1. To elect four nominees to the Board of Trustees, as described in the accompanying Proxy Statement.

1a. Martin A. Burns	○	○
2b. Ira P. Cohen	○	○
3c. Andrea N. Mullins	○	○
4d. Susan J. Templeton	○	○

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE CRM MUTUAL FUND TRUST. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN IT IS SIGNED AND DATED.

THANK YOU FOR CASTING YOUR VOTE

“VOTE ID”	BAR CODE	“CUSIP”